September 20, 2002

DREYFUS A BONDS PLUS, INC.
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND
DREYFUS GNMA FUND, INC.
DREYFUS INVESTMENT GRADE BOND FUNDS, INC.
               -- DREYFUS INTERMEDIATE TERM INCOME FUND
-- DREYFUS SHORT TERM INCOME FUND
DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
DREYFUS U.S. TREASURY INTERMEDIATE TERM FUND
DREYFUS U.S. TREASURY LONG TERM FUND
DREYFUS VARIABLE INVESTMENT FUND
-- QUALITY BOND PORTFOLIO

Supplement to Current Prospectus

          On September 18, 2002, the fund’s Board approved, subject to shareholder approval, changing the fund’s investment objective. A special meeting of the fund’s shareholders is scheduled to be held on December 18, 2002 to vote on the proposed change to the fund’s investment objective.

          If approved by shareholders, the fund’s new investment objective would be to maximize total return consisting of capital appreciation and current income. By managing the fund pursuant to a total return objective, management believes the portfolio managers can more effectively employ their investment process to the benefit of shareholders and continue to invest in the same types of securities in which the fund currently is permitted to invest.